PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

Supplement dated August 8, 2016
to Prospectuses dated April 29, 2016

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference.  This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own.  Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.

We are issuing this Supplement to reflect a change to one of the Portfolios of Advanced Series Trust.  Please check your Annuity Prospectus to determine if the following change affects the Annuity that you own.  If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.  Accordingly, we make the following change to your Annuity Prospectus:

AST Herndon Large-Cap Value Portfolio.  The name of the AST Herndon Large-Cap Value Portfolio will change to the AST Value Equity Portfolio effective on or about September 12, 2016.  Accordingly, effective on or about September 12, 2016, all references to the “AST Herndon Large-Cap Value Portfolio” are hereby changed to the “AST Value Equity Portfolio.”

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

GENPRODSUP4